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                                                                    EXHIBIT 1.1


                              ______________ Shares

                           ISTA PHARMACEUTICALS, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                                                     [-], 2000



CIBC World Markets Corp.
Prudential Securities Incorporated
Thomas Weisel Partners LLC
c/o CIBC World Markets Corp.
One World Financial Center
New York, New York  10281

As Representatives of the
Several Underwriters named on
Schedule I attached hereto

Ladies and Gentlemen:


        Ista Pharmaceuticals, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representatives (the "Representatives"), an aggregate of [-] shares (the "Firm Shares") of the Company's common stock, $.01 par value (the "Common Stock"). The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional [-] shares (the "Option Shares") of Common Stock from it for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."




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        1. Sale and Purchase of the Shares.

        On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

           (1) The Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a price of $[-] per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares" on Schedule I to this Agreement, subject to adjustment in accordance with Section 10 hereof.

           (2) The Company grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

        2. Delivery and Payment. Delivery by the Company of the Firm Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price in immediately available funds by wire transfer or by certified or official bank check or checks payable in New York Clearing House (same day) funds drawn to the order of the Company for the Firm Shares, against delivery of the certificates therefor to the Representatives, shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California, at 10:00 a.m., Pacific Standard Time, on the third business day following the date of this Agreement, or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date").



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        In the event the option with respect to the Option Shares is exercised in whole or in part on one or more occasions, delivery by the Company of the Option Shares to the Representatives for the respective accounts of the Underwriters and payment of the purchase price thereof in immediately available funds by wire transfer or by certified or official bank check or checks payable in New York Clearing House (same day) funds to the Company shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) hereof (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

        Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(b) hereof and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date, in the case of the Option Shares).

        3. Registration Statement and Prospectus; Public Offering. The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a Registration Statement (as hereinafter defined) on Form S-1 (Registration No. 333-34120), including a preliminary prospectus relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to the Representatives. The term "Preliminary Prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement or filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules. The term "Registration Statement" as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and information deemed to be a part of the Registration Statement through incorporation by reference or otherwise), as amended at the time and on the date it becomes effective (the "Effective Date") including the information (if any) deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration



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statement to register additional Shares pursuant to Rule 462(b) under the Rules
(the "462(b) Registration Statement"), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules.

        The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

        4. Representations and Warranties of the Company. The Company hereby represents and warrants to each Underwriter as follows:

           (1) On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus, and any amendment thereof or supplement thereto, will not, at the date of the Prospectus, at the date of any such supplements or amendments thereto or at any Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If applicable, each Preliminary Prospectus and



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the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 4(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus relating to any Underwriter made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters expressly for use in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters expressly for use in the Registration Statement or the Prospectus consists of the statements contained under the caption "Underwriting" in the Prospectus. The Company has not distributed any offering materials in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus or the Prospectus or any other materials, if any, permitted by the Securities Act or the Rules.

           (2) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

           (3) The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly the financial position, the results of operations, the statements of cash flows and the statements of stockholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such financial statements and related schedules and notes have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made. The summary and selected financial data included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified, and the summary and selected financial data have been presented on a basis consistent with the financial statements of the Company so set forth in the Prospectus.



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           (4) Ernst & Young LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

           (5) The Company and each of its Subsidiaries (as hereinafter defined) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Except as described in the Prospectus, the Company has no subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization. The Company and each such subsidiary or other entity controlled directly or indirectly by the Company (collectively, "Subsidiaries") is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its Subsidiaries (a "Material Adverse Effect"). Except as described in the Prospectus, the Company does not own, lease or license any asset or property or conduct any business outside the United States of America. The Company and each of its Subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, as described in the Registration Statement and the Prospectus, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company and each of its Subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or that resulted in any other material impairment of the rights of the Company or such Subsidiary thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required for the Company to enter into, deliver and perform this Agreement and to issue and sell the Shares.

           (6) The Company and each of its Subsidiaries own or license adequate and enforceable rights to use all patents, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") described in the Prospectus as being owned or licensed by any of them necessary for the conduct of their businesses as now conducted and proposed to be conducted. The description of



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the Company's and its Subsidiaries' Intangibles contained in the Prospectus is correct in all material respects and fairly and correctly describes the Company's and its Subsidiaries' rights with respect thereto. Neither the Company nor any of its Subsidiaries has received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles of the Company or any of its Subsidiaries. No claims have been asserted by any person with respect to the validity of the Company's or any of its Subsidiary's ownership or right to use any Intangibles and, to the Company's knowledge, there is no reason for any such claim to be successful. There are no pending or, to the Company's knowledge, threatened legal or governmental proceedings relating to the Intangibles of the Company and its Subsidiaries [, and no such proceedings are threatened or contemplated.] The Intangibles of the Company and its Subsidiaries are valid and enforceable, and no registration relating thereto has lapsed, expired, been abandoned or cancelled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and are in good standing. Neither the Company nor any of its Subsidiaries is infringing or otherwise violating any Intangibles of any persons and, to the Company's knowledge, no person is infringing or otherwise violating any of the Company's or its Subsidiaries' Intangibles. All licenses of the Company and its Subsidiaries to Intangibles are duly executed, validly binding and enforceable in accordance with their terms and, to the Company's knowledge, neither the Company nor any of its Subsidiaries is in default (declared or undeclared) of any material provision of any of such licenses. The Company and its Subsidiaries take security measures adequate to assert trade secret protection in their non-patented technology. The agreements executed by the Company's and its Subsidiaries' employees, consultants and other advisors respecting trade secrets, confidentiality or intellectual property rights are valid, binding and enforceable in accordance with their terms.

           (7) The Company and each of its Subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property described in the Prospectuses as being owned by any of them. Any buildings or other real property described in the Prospectuses as being held under lease by the Company or any of its Subsidiaries is held by the Company or such Subsidiary, as the case may be, under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except as are described in the Registration Statement and the Prospectus or except as would not have a Material Adverse Effect.

           (8) There are no actions, suits or governmental proceedings to which the Company or any of its Subsidiaries is subject or that is pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries that, individually or in the aggregate, could have a Material Adverse Effect,



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affect the consummation of this Agreement or that are required to be disclosed in the Registration Statement and the Prospectus that are not so disclosed.

           (9) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the assets or properties, business, results of operations or financial condition of the Company and its Subsidiaries; (ii) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree that would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any of its Subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except for liabilities and obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business, or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock. Neither the Company nor any of its Subsidiaries has any material contingent obligations that are not disclosed in the Registration Statement.

           (10) There is no document, contract or other agreement of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all respects the terms of the underlying document, contract or agreement. Each agreement described in the Registration Statement and Prospectus or listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or its Subsidiary, as the case may be, in accordance with its terms. Neither the Company nor any of its Subsidiaries, if such Subsidiary is a party, nor to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred that, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition by the Company or any of its



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Subsidiaries, if such Subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or their respective properties, assets or businesses may be bound or affected except for such defaults or events that, individually or in the aggregate, would not have a Material Adverse Effect.

           (11) Neither the Company nor any of its Subsidiaries is in violation of any term or provision of (i) its charter or by-laws or (ii) any franchise, license, permit, judgment, decree, order, statute, rule or regulation, except in the case of clause (ii) for such violations that, individually or in the aggregate, would not have a Material Adverse Effect.

           (12) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its Subsidiaries or violate any provision of the charter or by-laws of the Company or any of its Subsidiaries, except for such consents or waivers that have already been obtained and are in full force and effect.

           (13) The Company has authorized, issued and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any capital stock of any of its Subsidiaries or any such rights pursuant to its charter or by-laws or any agreement or instrument to or by which the Company or any of its Subsidiaries is a party or bound. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable, and none of the Shares will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration



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Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its Subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus. All outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned Subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Prospectus.

           (14) No holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder during the period ending 180 days after the date of this Agreement. Each stockholder, director and executive officer of the Company has delivered to the Representatives his enforceable written lock-up agreement in the form attached to this Agreement as Exhibit A (the "Lock-up Agreement").

           (15) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes and will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

           (16) Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, except for any such dispute that would not have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by employees of any of its principal suppliers or contractors that would have a Material Adverse Effect. There is no pending, nor to the knowledge of the Company, threatened litigation between the Company or its Subsidiaries and any of its executive officers that, if adversely determined, could have a Material Adverse Effect, and the Company has no reason to believe that such officers will not remain in the employment of the Company.

           (17) No transaction has occurred between or among the Company and any of its officers or directors or stockholders or any affiliate or affiliates



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of any such officer or director or stockholders that is required to be described in and is not described in the Registration Statement and the Prospectus.

           (18) Neither the Company nor, to its knowledge, any of its officers, directors or affiliates, has taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

           (19) The Company and its Subsidiaries have filed all federal, state, local and foreign tax returns that are required to be filed through the date hereof, which returns are true and correct in all material respects, or have received extensions in respect thereof, and have paid all taxes shown on such returns and all assessments received by any of them to the extent that the same are material and have become due. There are no tax audits or investigations pending or, to the knowledge of the Company, threatened that, if adversely determined, could have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its Subsidiaries.

           (20) The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market System, subject to official Notice of Issuance. The Company has filed a registration statement on Form 8-A pursuant to Section 12 of the Exchange Act, and such registration statement complies in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or quotation of the Common Stock on the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or quotation.

           (21) The Company has complied with all of the requirements and filed the required forms as specified in Section 517.075 of the Florida Statutes and all regulations thereunder.

           (22) The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries.



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           (23) The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus, including, without limitation, insurance covering clinical trial liability, product liability and real or personal property owned or leased against theft, damage, destruction, act of vandalism and all other risks customarily insured against. All policies of insurance and fidelity or surety bonds insuring the Company or any of its Subsidiaries or the Company's or its Subsidiaries' respective businesses, assets, employees, officers and directors are in full force and effect, the Company and each of its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects, and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its respective business at a cost substantially the same as the cost of such existing insurance coverage. Neither the Company nor any of its Subsidiaries has been denied any insurance coverage that it has sought or for which it has applied.

           (24) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

           (25) There are no affiliations with the NASD among the Company's officers, directors or, to the best of the knowledge of the Company, any stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representatives.

           (26) (i) The Company and its Subsidiaries are in compliance in all material respects with all rules, laws, ordinances, codes, policies, rules of common law and regulations, and any judicial or administrative interpretation thereof, relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (each, an "Environmental Law") that are applicable to their businesses; (ii) neither the Company nor any of its Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under any Environmental Law; (iii) the Company and its Subsidiaries have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their businesses and are in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company's knowledge, no facts currently exist that will require the Company or any of its Subsidiaries to make material capital expenditures to comply with Environmental Laws; (v) no property that is or has been owned, leased or occupied by the Company or any of its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq., "CERCLA") or otherwise designated as a contaminated site under applicable state or local law; and (vi) neither the Company nor any of its Subsidiaries has been named as a "potentially responsible party" under the CERCLA.

           (27) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, any required permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

           (28) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

           (29) Neither the Company, any of its Subsidiaries nor any other person associated with or acting on behalf of the Company or any of its Subsidiaries, including, without limitation, any director, officer, agent or employee of the Company or any of its Subsidiaries, has, directly or indirectly, while acting on behalf of the Company or any of its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

           (30) The Company has reviewed its operations and that of its Subsidiaries to evaluate the extent to which the business or operations of the Company or any of its Subsidiaries will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and its Subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, (i) the Company has no reason to believe, and does not believe, that (A) there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Registration Statement or Prospectus that have not been accurately described in the Registration Statement and Prospectus and (B) the Year 2000 Problem will have a Material Adverse Effect, or result in any material loss or interference with the business or operations of the Company and its Subsidiaries; and (ii) the Company reasonably believes, after due inquiry, that the suppliers, vendors, customers or other material third parties used or served by the Company and its Subsidiaries are addressing or will address the Year 2000 Problem in a timely manner, except to the extent that a failure to address the Year 2000 by a supplier, vendor, customer or material third party would not have a Material Adverse Effect.

           (31) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

           (32) Except as described in the Registration Statement and the Prospectus, to the best of the Company's knowledge, there are no rulemaking or similar proceedings before the United States Food and Drug Administration or comparable federal, state, local or foreign governmental bodies that involve or affect the Company or any of its Subsidiaries that, if the subject of an action unfavorable to the Company or any such Subsidiary, could have a Material Adverse Effect.

           (33) Neither the Company nor any of its Subsidiaries has received any communication (whether written or oral) relating to the termination or threatened termination, or modification or threatened modification, of any consulting, licensing, marketing, research and development, cooperative or any similar agreement, including, without limitation, the collaborative agreements listed under the sections of the Prospectus entitled, "Business - Collaboration with Allergan."

           (34) To the Company's knowledge, if any full-time employee identified in the Prospectus has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company or any of its Subsidiaries, such employee is neither in violation thereof nor is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company or any of its Subsidiaries as described in the Registration Statement and the Prospectus or such person's performance of his obligations to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received written notice that any consultant or scientific advisor of the Company or any of its Subsidiaries is in violation of any non-competition, non-disclosure, confidentiality or similar agreement.

        5. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

           (1) Notification that the Registration Statement has become effective shall have been received by the Representatives, and the Prospectus shall have been timely filed with the Commission in accordance with Section 6(a) hereof.

           (2) No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representatives. If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A. If the Company has elected to rely upon Rule 434, a term sheet shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period.

           (3) The representations and warranties of the Company contained in this Agreement and in the certificate delivered pursuant to Section 5(d) hereof shall be true and correct when made and on and as of each Closing Date as if made on such date, and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it on or before such Closing Date.

           (4) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that (i) the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement, and the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date, and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date and (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

           (5) The Representatives shall have received, at the time this Agreement is executed and on each Closing Date, a signed letter from Ernst & Young LLP addressed to the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                (1) In their opinion, the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules.

                (2) On the basis of a reading of the amounts included in the Registration Statement and the Prospectus under the headings "Summary Financial Information" and "Selected Financial Data," carrying out certain procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders and directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                        (1) the amounts in "Summary Financial Information," and
                "Selected Financial Data" included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived; or

                        (2) with respect to the Company, there were, at a
                specified date not more than three business days prior to the date of the letter, any increases in the current liabilities and long-term liabilities of the Company or any decreases in net assets or in working capital or the stockholders' equity of the Company, as compared with the amounts shown on the Company's audited balance sheet for the fiscal year ended 1999 included in the Registration Statement.

                (3) They have performed certain other procedures as may be permitted under generally accepted auditing standards as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representatives agrees with the accounting records of the Company.

                (4) Based upon the procedures set forth in clauses (ii) and
        (iii) above and a reading of the amounts included in the Registration Statement under the headings "Summary Financial Information" and "Selected Financial Data" included in the Registration Statement and Prospectus and a reading of the financial statements from which certain of such data were derived, nothing has come to their attention that gives them reason to believe that the "Summary Financial Information" and "Selected Financial Data" included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities

        Act and the Rules or that the information set forth therein is not fairly stated in relation to the financial statements included in the Registration Statement or Prospectus from which certain of such data were derived or not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and Prospectus.

                References to the Registration Statement and the Prospectus in this Section 5(e) are to such documents as amended and supplemented at the date of the letter.

        (6) The Representatives shall have received on each Closing Date from Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, in form and substance satisfactory to counsel for the Underwriters, and stating in effect that:

                (1) Each of the Company and its Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. Except as described in the Prospectus, the Company has no Subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect.

                (2) Each of the Company and its Subsidiaries has all requisite corporate power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus and, with respect to the Company, to enter into, deliver and perform this Agreement and to issue and sell the Shares, other than the authority required under state and foreign Blue Sky laws.

                (3) The Company has authorized and issued capital stock as set forth in the Registration Statement and the Prospectus under the caption "Capitalization;" the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, outstanding, fully paid and nonassessable, and none of them will have been issued in violation of any preemptive or other similar right. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company's charter or by-laws or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The issued and outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company or by another wholly owned Subsidiary of the Company, free and clear of any perfected security interest or, to the knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims, other than those described in the Registration Statement and the Prospectus.

                (4) Each of the Lock-up Agreements executed by the Company's stockholders, directors and officers has been duly and validly delivered by such persons and constitutes the legal, valid and binding obligation of each such person enforceable against each such person in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                (5) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company, and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                (6) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event that with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed trust, note or other agreement or instrument of which such counsel is aware and to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation of which such counsel is aware or violate any provision of the charter or by-laws of the Company or any of its Subsidiaries.

                (7) To the best of such counsel's knowledge, no default exists and no event has occurred that, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition by the Company of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company is a party or by which it or any of its assets or properties or businesses may be bound or affected, where the consequences of such default, individually or in the aggregate, would have a Material Adverse Effect.

                (8) To the best of such counsel's knowledge, neither the Company nor any of its Subsidiaries is in violation of any term or provision of its respective charter or by-laws or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

                (9) No consent, approval, authorization or order of any court or governmental agency or regulatory body is required for the execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                (10) To the best of such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company that would have a Material Adverse Effect.

                (11) The statements in (A) the Registration Statement and the Prospectus under the captions "Business - Legal Proceedings," "Management," "Related Party Transactions," "Description of Capital Stock" and "Shares Eligible for Future Sale" and (B) the Registration Statement in Item 14, in each case insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for with respect to such documents and matters. Accurate copies of all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement and Prospectus have been so filed with the Commission or are fairly described in the Registration Statement and Prospectus, as the case may be.

                (12) The Registration Statement, all Preliminary Prospectuses and the Prospectus, and each amendment or supplement thereto (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Securities Act and the Rules.

                (13) The Registration Statement is effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                (14) The Shares have been approved for quotation on the Nasdaq National Market.

                (15) The capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus under the caption "Description of Capital Stock."

                (16) The Company is not an "investment company" or an entity controlled by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

        To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States, provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters, together with the opinion required by this Section 5(f), on each Closing Date.

        In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel that lead such counsel to believe that the Registration Statement, at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement), on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (7) The Representatives shall have received on each Closing Date from Knobbe, Martens, Olson & Bear, patent counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                (1) To the best of such counsel's knowledge, the information in the Prospectus under "Risk Factors-- We are dependent on our patents and proprietary rights, the validity, enforceability and commercial value of which are highly uncertain. We may be required to bring litigation to enforce our intellectual property rights, which may result in substantial expense," and "Business-- Patents and Proprietary Rights," to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects and fairly and correctly presents the information called for with respect thereto.

                (2) To the best of such counsel's knowledge, there are no pending or threatened legal or governmental proceedings, nor allegations on the part of any person of infringement, relating to patent rights, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company or any of its Subsidiaries, and no such proceedings are threatened or contemplated.

                (3) To the best of such counsel's knowledge, neither the Company nor any of its Subsidiaries is infringing or otherwise violating any patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of any persons and, to such counsel's knowledge, no person is infringing or otherwise violating any of the Company's or any of its Subsidiaries' patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company and its Subsidiaries.

                (4) To the best of such counsel's knowledge, each of the Company and its Subsidiaries owns or possesses sufficient licenses or other rights to use all technology covered by patents or trade secrets and to use all trademarks, service marks or other proprietary information or know-how necessary to conduct the business now being or proposed to be conducted by the Company and its Subsidiaries, as described in the Prospectus.

                (5) To the best of such counsel's knowledge, the Company's United States and foreign patents (the "Patents") are valid and enforceable and are entitled to a statutory presumption of validity of ownership by the assignee. To the best of such counsel's knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of any of the Patents or any of the Company's or any of its Subsidiaries' patent applications, whether United States or foreign (collectively, the "Applications"), there are no liens that have been filed against any of the Patents or the Applications, there are no material defects of form in the preparation or filing of the Applications, the Applications are being diligently prosecuted, and none of the Applications has been finally rejected or abandoned. The Company and its Subsidiaries are listed on the records of the United States Patent and Trademark Office ("PTO") or appropriate foreign patent offices as the sole assignee of record of the Patents and the Applications.

                (6) Nothing has come to such counsel's attention that leads them to believe that any of the Applications will not eventuate in issued patents or that any patents issued in respect of any the Applications will not be valid or will not afford the Company or its Subsidiaries the patent protection described by the claims.

                (7) All licenses of the Company and its Subsidiaries to Patents and Applications, whether United States or foreign, are duly executed, validly binding and enforceable in accordance with their terms and, to such counsel's knowledge, neither the Company nor any of its Subsidiaries is in default (declared or undeclared) of any material provision of any of such licenses.

                (8) To the best of such counsel's knowledge, all pertinent prior art references known to the Company or its Subsidiaries or their counsel during the prosecution of the Patents and the Applications were disclosed to the PTO and, to the best of such counsel's knowledge, neither such counsel nor the Company or its Subsidiaries made any misrepresentation to, or concealed any material fact from, the PTO during such prosecution.

                (9) To the best of such counsel's knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of any trademark application of the Company or any of its Subsidiaries, there are no liens that have been filed against any of such applications, there are no material defects of form in the preparation or filing of such applications, such applications are being diligently prosecuted, and none of such applications has been finally rejected or abandoned.

                (10) Nothing has come to such counsel's attention that leads them to believe that any trademark application of the Company or any of its Subsidiaries filed with the PTO will not eventuate in registered trademarks or that any trademark registrations issued in respect of any such applications will not be valid or will not afford the Company or its Subsidiaries reasonable trademark protection relative to the subject matter thereof.

                (11) To the best of such counsel's knowledge, the Company and its Subsidiaries take security measures adequate to assert trade secret protection in its non-patented technology.

                (12) The agreements executed by the Company's and its Subsidiaries' employees, consultants and other advisors respecting trade secrets, confidentiality or intellectual property rights are valid, binding and enforceable in accordance with their terms.

        In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus as they related to the matters set forth in the foregoing opinion were discussed. While such counsel has not undertaken to independently verify and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel with respect to the matters set forth in the foregoing opinion that lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof and the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (8) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and their counsel, and the Underwriters shall have received from Skadden, Arps, Slate, Meagher & Flom LLP a favorable opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus and such other related matters as the Representatives may reasonably request, and the Company shall have furnished to Skadden, Arps, Slate, Meagher & Flom LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

        (9) If the Shares have been qualified for sale in Florida, the Representatives shall have received on each Closing Date certificates, addressed to the Representatives and dated such Closing Date, of an executive officer of the Company to the effect that the signer of such certificate has reviewed and understands the provisions of Section 517.075 of the Florida Statutes and represents that the Company has complied, and at all times will comply, with all provisions of said Section 517.075, and further that, as of such Closing Date, neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

        (10) The Representatives shall have received copies of the Lock-up Agreements executed by each entity or person described in Section 4(n) hereof.

        (11) The Company shall have furnished or caused to be furnished to the Representatives such further certificates or documents as the Representatives shall have reasonably requested.

6. Covenants of the Company.

        (1) The Company covenants and agrees as follows:

            (1) The Company shall use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act.

            (2) The Company shall promptly advise the Representatives in writing
(A) when the Registration Statement and any amendment thereto shall have become effective, (B) of the receipt of any comments from the Commission or of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the prevention or suspension of the use of any Preliminary Prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the suspension of the qualification of the Shares for offering or sale in any jurisdiction or the institution or threatening of any proceeding for that purpose, and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall give notice to the Representatives of its intent to file any amendment of the Registration Statement or supplement to the Prospectus, and the Company shall not file any such amendment or supplement unless the Company has furnished the Representatives a copy thereof for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement or any order suspending the qualification or exemption of the Shares under any state securities or Blue Sky laws and, if any such order is issued, to obtain as soon as possible the withdrawal thereof.

            (3) The Company shall promptly advise the Representatives in writing if, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules or the Exchange Act, any change, event, or occurrence that could result in such a change, in the Company's condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or the happening of any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 6(a), an amendment or supplement that shall correct such statement or omission or an amendment that shall effect such compliance.

            (4) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company covering such 12-month period that satisfies the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

            (5) The Company shall furnish to the Representatives and counsel for the Underwriters, without charge, as many signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) as the Representatives may reasonably request and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request. If applicable, the copies of the Registration Statement and Prospectus and each amendment thereof and supplement thereto furnished to the

Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (6) During the period of five years immediately following the date hereof, the Company shall furnish to the Representatives (A) as soon as available a copy of each report of the Company mailed to its stockholders or filed with the Commission and (ii) from time to time such other information concerning the Company as the Representatives will reasonably request.

            (7) The Company shall cooperate with the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

            (8) The Company, during the period when the Prospectus is required to be delivered under the Securities Act and the Rules or the Exchange Act, shall file all documents required to be filed with the Commission pursuant to
Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

            (9) Without the prior written consent of CIBC World Markets Corp., for a period of 180 days after the date of the Prospectus, the Company and each of its individual directors and executive officers shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form) or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company's existing stock option plan or bonus plan, as described in the Registration Statement and the Prospectus. In the event that during this period,
(A) any shares are issued pursuant to the

Company's existing stock option plan or bonus plan that are exercisable during such 180 day period or (B) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 180 period, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 180 days after the date of the Prospectus, such person will not, without the prior written consent of CIBC World Markets Corp., offer for sale, sell, distribute, grant any option for the sale of or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for or exchangeable for any shares of Common Stock) owned by such person.

            (10) On or before completion of the offering of the Shares, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

            (11) The Company shall supply the Underwriters with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Securities Act.

            (12) Prior to the Closing Date, the Company shall furnish to the Underwriters, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its Subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

            (13) Prior to the Closing Date, the Company shall issue no press release or other communications, directly or indirectly, and hold no press conference with respect to the Company or any of its Subsidiaries, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Representatives unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

            (14) The Company shall file timely and accurate reports in accordance with the provisions of Section 517.075 of the Florida Statutes, or any successor provision, and any regulation promulgated thereunder, if at any time after the Effective Date, the Company or any of its affiliates commences to engage in business with the government of Cuba or any person or affiliate located in Cuba.

            (15) The Company shall apply the net proceeds from the offering of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

            (16) The Company shall not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

            (17) The Company shall use its best efforts to maintain the quotation of the Common Stock (including the Shares) on the Nasdaq National Market and shall file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have shares that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

         (2) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the offering of the Shares and the performance of the obligations of the Company under this Agreement including, without limitation, those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement, including all exhibits thereto, each Preliminary Prospectus, the Prospectus, all amendments of and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters;
(iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in
Section 6(a)(vi) hereof, if any, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each Preliminary Prospectus, the

Prospectus and all amendments of or supplements to the Prospectus, and of the several documents required by this Section 6(b) to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and the reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vi) the inclusion of the Shares for quotation on the Nasdaq National Market; and (vii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 9 hereof, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

         7. Indemnification.

            (1) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein or material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (iii) any untrue statement or alleged untrue statement of a material fact contained in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application"); (iv) in whole or in part, any breach of the representations and warranties set forth in
Section 4 hereof; or (v) in whole or in part upon any failure of the Company to perform any of its obligations hereunder or under law; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (2) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement or the Prospectus in the (i) concession and reallowance figures appearing under the caption "Underwriting" and (ii) the stabilization information contained under the caption "Underwriting"; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter.

            (3) Any party that proposes to assert the right to be indemnified under this Section 7(c) will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7(c), notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 7(a) or 7(b) hereof shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section 7(c). In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

         8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 7(a) or Section 7(b) hereof is due in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) hereof, then each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter (except as may be provided in the Master Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder; and (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and
(ii) in the immediately preceding sentence of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this
Section 8. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter's obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

         9. Termination. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company at any time in the absolute discretion of the Representatives at or before any Closing Date:

            (1) (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets;
(ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., on the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the NASD, or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or Federal authority; or (vi) if, in the judgment of the Representatives, there has occurred a Material Adverse Effect, or

            (2) if any of the conditions specified in Section 5 hereof shall not have been fulfilled when and as required by this Agreement.

         If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (x) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (y) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

         10. Substitution of Underwriters. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 9 hereof) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date and

            (1) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date does not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, however, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 hereof be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

            (2) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date exceeds 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to one additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

         In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters exceeds 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section 10 within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and without liability on the part of the Company, except in both cases as provided in Sections 6(b), 7, 8 and 9 hereof. The provisions of this Section 10 shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

            11. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 6(b), 7, 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

            This Agreement has been and is made for the benefit of the Underwriters and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

            All notices and communications hereunder shall be in writing and mailed or delivered by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o CIBC World Markets Corp., One World Financial Center, New York, New York 10281, Attention: Joseph Missett, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Suite 220, Palo Alto, California 94301, Attention: Jerome L. Coben and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement, with a copy to Wilson Sonsini Goodrich & Rosati, Professional Corporation, Attention: Issac J. Vaughn.

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

            This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among us.


                                    Very truly yours,

                                    ISTA PHARMACEUTICALS, INC.



                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------





Confirmed:

CIBC WORLD MARKETS CORP.



By:
   ------------------------------------
Name:
Title:

Acting severally on behalf of itself
and as representative of the several
Underwriters named in Schedule I annexed hereto.

                                   SCHEDULE I



                                                            Number of
                                                            Firm Shares to
          Name                                              Be Purchased
          ----                                              ------------

CIBC World Markets Corp.
Prudential Securities Incorporated
Thomas Weisel Partners LLC

                                                                       EXHIBIT A



                            FORM OF LOCK-UP AGREEMENT



                                                            ______________, 2000


CIBC WORLD MARKETS CORP.
PRUDENTIAL SECURITIES INCORPORATED
ING BARINGS LLC
As Representatives of the Several Underwriters
c/o CIBC World Markets Corp.
One World Financial Center
200 Liberty Street
New York, New York 10281

Re: Public Offering of Common Stock of Advanced Corneal Systems, Inc.

Ladies and Gentlemen:

         The undersigned, a holder of common stock, par value $.01 per share ("Common Stock"), or rights to acquire Common Stock, of Advanced Corneal Systems, Inc. (the "Company") understands that the Company intends to file a Registration Statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") for the registration of shares of its Common Stock (the "Offering"). The undersigned further understands that you are contemplating entering into an Underwriting Agreement with the Company in connection with the Offering.

         In order to induce the Company, you and the other Underwriters to enter into the Underwriting Agreement and to proceed with the Offering and for other good and valuable consideration, the undersigned agrees, for the benefit of the Company, you and the other Underwriters, that should the Offering be effected, the undersigned will not, without the prior written consent of CIBC World Markets Corp., directly or indirectly, make any offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired for a period of 180 days subsequent to the date of the Underwriting Agreement, other than Common Stock transferred as a gift or gifts to his or her immediate family or to a trust the beneficiary of which is exclusively the undersigned and/or a member or members of his or her immediate family (provided that any donee thereof agrees in writing to be bound by the terms hereof). For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

         The undersigned confirms that he, she or it understands that the Underwriters and the Company will rely upon the representations and covenants set forth in this agreement in proceeding with the Offering. This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with this agreement.


                                    Very truly yours,



Dated:        , 2000                --------------------------------------------
      -------                       Signature


                                    --------------------------------------------
                                    Printed Name and Title (if applicable)


Number of shares of Common
Stock, options and/or warrants
owned by the undersigned:

                 Shares
-----------------
                 Options
-----------------
                 Warrants
-----------------

                                      A-2